SUB-LEASE

This Sub-Lease dated the 1st day of December 2005 by and between Mercer Asset Management Company, Inc., a New York with offices at 45 Broadway, 30th Floor, New York, New York l0006, hereinafter referred to as "Tenant," and Clayton Dunning and Company, Inc., a domestic corporation with offices at 40 Wall Street, 31st Floor, New York, New York 10005, hereinafter referred to as "Sub-Tenant."

WHEREAS The Tenant is a tenant at 45 Broadway, 30th Floor, New York, New York; and

WHEREAS The Tenant executed a lease with 45 Broadway, LLC, a limited liability company, with office at 725 5th Avenue, New York, New York 10022, dated the 28th day of October 2004 (the "Lease"); and

    WHEREAS A copy of the Lease is annexed hereto and made a part thereof; and

WHEREAS Pursuant to the terms of the Lease, the Tenant has as security with the landlord $33,683.00; and

WHEREAS The Tenant does not desire to continue to lease its space on the 30th Floor of 45 Broadway, New York New York; and

WHEREAS The Sub-Tenant wishes to lease the space on the 30th Floor of 45 Broadway, New York, New York where the Tenant currently occupies; and

NOW THEREFORE IT IS AGREED:

1. The Tenant hereby sub-lets the premises to the Sub-Tenant;

2. The Sub-Tenant, upon the execution of this agreement and upon the consent of the owner of the building, does hereby assume and undertake to perform all liabilities enumerated in the Lease;

3. The Tenant does hereby assign to the Sub-Tenant all of its interest in the security that it posted with 45 Broadway, LLC, a limited liability company, pursuant to the terms of the Lease;

4. At the termination of the Lease, the Sub-Tenant is at liberty to renew the Lease or vacate the premises pursuant to the terms to the Lease;

6. This sub-lease is subject to the acknowledgement and consent of 45 Broadway, LLC, that the lease is valid, subsistence, and that there are no defaults therein, and the security deposits being held, as indicated herein, are still intact;

7. 45 Broadway, LLC, pursuant to the Lease will not release the Tenant from its liability under the terms of this lease;

IN WITNESS THEREOF dated 1st day of December 2005.

Clayton Dunning and Company, Inc.